UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 20, 2025

BOXLIGHT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-37564	36-4794936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2750 Premiere Parkway, Ste. 900

Duluth, Georgia 30097

(Address Of Principal Executive Offices) (Zip Code)

678-367-0809

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or formed address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock $0.0001 per share	BOXL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

The information set forth under Item 8.01 below is incorporated by reference into this Item 2.02.

Item 8.01	Other Events.

Boxlight Corporation, a Nevada corporation (“we,” “us,” “our,” the “Company” and “Boxlight”), is in the process of finalizing our results for the year ended December 31, 2024. Set forth below are certain preliminary estimates of certain financial results for the year ended December 31, 2024, as compared to the corresponding historical financial results for the corresponding period ended December 31, 2023. The preliminary estimates set forth below are based only on currently available information and do not present all necessary information for an understanding of our financial condition as of December 31, 2024 or our results of operations for the year ended December 31, 2024. In certain cases, we have provided a range, rather than a specific amount, for the preliminary estimates for this unaudited financial data primarily because our financial closing procedures for the year ended December 31, 2024 are not yet complete and, as a result, our final results upon completion of our closing procedures may vary from the preliminary estimates set forth below. While we are currently unaware of any items that would require us to make adjustments to the financial information set forth below, it is possible that we or our independent registered public accounting firm may identify such items as we complete our financial statements, and any resulting changes could be material.

All of the preliminary estimated financial information set forth below has been prepared by and is the responsibility of management. Our independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to the preliminary estimated financial information set forth below. Accordingly, our independent registered public accounting firm does not express an opinion or any other form of assurance with respect thereto. Undue reliance should not be placed on these preliminary estimates. Complete results as of, and for the year ended, December 31, 2024, including consolidated net revenues, gross profit margin, operating expenses, and operating loss will be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. See “Forward-Looking Statements” below and the information under the caption “Risk Factors” in our Annual Report on Form 10 K for the year ended December 31, 2023, as updated by the Company’s subsequent Quarterly Reports on Form 10-Q, for additional information regarding factors that could result in differences between these preliminary and the actual financial results we will report for the year ended December 31, 2024.

We estimate that for the year ended December 31, 2024:

•	Consolidated net revenues are expected to be approximately $137.1 million, as compared to $176.7 million for the year ended December 31, 2023;

•	Gross profit margin is expected to be approximately 34.6%, as compared to 35.8% for the year ended December 31, 2023;

•	Operating expenses are expected to be between $66.0 million and $67.0 million, as compared to $89.6 million for the year ended December 31, 2023; and

•	Operating loss is expected to be between $18.5 million and $19.5 million, as compared to $26.3 million for the year ended December 31, 2023.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements may include, but are not limited to, statements and information regarding the Company’s preliminary estimated financial information, including preliminary estimates regarding consolidated net revenues, gross profit margin, operating expenses, and operating loss, as well as statements, other than historical facts, that address activities, events or developments that the Company intends, expects, projects, believes or anticipates will or may occur in the future. These statements are often characterized by terminology such as “believes,” “hopes,” “may,” “anticipates,” “should,” “intends,” “plans,” “will,” “expects,” “estimates,” “projects,” “positioned,” “strategy” and similar expressions and are based on assumptions and assessments made in light of management’s experience and perception of historical trends, current conditions, expected future developments and other factors believed to be appropriate. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of the Company’s control. Important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements include, among other things: our ability to maintain a listing of our Class A common stock on Nasdaq Capital Market; uncertainty regarding whether the recently effected 1-for-5 reverse stock split of our Class A common stock will restore compliance with Nasdaq’s minimum bid price rule, and thus prevent a delisting; our ability to continue to operate as a going concern; our ability to comply with certain covenants, minimum liquidity and borrowing base requirements under our existing credit agreement, or in the alternative, to continue to obtain forbearances or waivers from the lender thereunder; our ability to pay the redemption price of our outstanding Series B Preferred Stock and Series C Preferred Stock in the event the holders thereof were to opt to cause the Company to redeem the Series B Preferred Stock or Series C Preferred Stock; our indebtedness, a substantial amount of which is bearing interest at a variable rate; our history of operating losses; our ability to raise additional capital; changes in the sales of our display products; seasonal fluctuations in our business; changes in our working capital requirements and cash flow fluctuations; competition in our industry; our ability to enhance our products and to develop, introduce and sell new technologies and products at competitive prices and in a timely manner; our reliance on resellers and distributors to promote and sell our products; the success of our strategy to increase sales in the business and government market; changes in market saturation for our products; challenges growing our sales in foreign markets; our dependency on third-party suppliers; our reliance on highly skilled personnel; our ability to enter into and maintain strategic alliances with third parties; unfavorable global economic or political conditions, including the ongoing conflict between Russia and Ukraine, and Israel and Hamas; war, terrorism, other acts of violence, or potential effects of future pandemics; a breach in security of our electronic data or our information technology systems, including any cybersecurity attack; our ability to keep pace with developments in technology; changes in the spending policies or budget priorities for government funding of schools, colleges, universities, other education providers or government agencies; consumer product and environmental laws; risks inherently related to our foreign operations; our compliance with the Foreign Corrupt Practices Act; income taxation for our worldwide operations; our ability to ship and transport components and final products efficiently and economically across long distances and borders; compliance with export control laws; fluctuations in foreign currencies; unstable market and economic conditions and potential disruptions in the credit markets; defects in our products and detection thereof; patents or other intellectual property rights necessary to protect our proprietary technology and business; assertions against us relating to intellectual property rights; our ability to anticipate consumer preferences and successfully develop attractive products; our ability to develop, implement and maintain an effective system of internal control over financial reporting; and the risks described in the sections titled “Risk Factors” in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as reports on Form 8-K. Forward-looking statements in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K, and the Company undertakes no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Except as required by applicable law, the Company expressly disclaims any obligations to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2025

BOXLIGHT CORPORATION

By:	/s/ Greg Wiggins
Name:	Greg Wiggins
Title:	Chief Financial Officer